UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2011

Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0001-33155	04-3444218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Old Webster Road

Oxford, Massachusetts 01540

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated October 6, 2011

Item 8.01.   Other Events

     On October 6, 2011, IPG Photonics Corporation (the “Company”) announced that the jurors in the patent trial involving IMRA America Inc. found that the Company did not infringe the patent owned by IMRA America Inc. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information on this Form 8-K pertaining to Item 8.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

99.1	Press Release issued by IPG Photonics Corporation on October 6, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
October 6, 2011	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued by IPG Photonics Corporation on October 6, 2011.

Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:          David Calusdian
Executive Vice President
Sharon Merrill Associates, Inc.
(617) 542-5300

IPG Photonics Prevails in Patent Suit Brought by IMRA America

OXFORD, Mass., October 6, 2011 – IPG Photonics Corporation (NASDAQ: IPGP) today announced that a jury in the District Court for the Eastern District of Michigan has determined that the Company does not infringe on IMRA America’s (IMRA) patent number 5,818,630 in a suit originally brought by IMRA in 2006.

In its ruling, the jury found that the Company did not infringe on the claims asserted by IMRA. To reach this verdict, the jury heard testimony from two of the inventors of the ‘630 patent, experts in lasers, amplifiers and optics, and employees from both IPG and IMRA.  The testimony and evidence put forth to the jury failed to prove that IPG in any way infringed.

“For IPG, I am happy to report we have successfully defended the claims asserted against IPG by IMRA in the lawsuit,” said IPG Chairman and Chief Executive Officer Valentin Gapontsev.  “We will continue to aggressively defend IPG against claims relating to intellectual property.”

About IPG Photonics Corporation

IPG Photonics Corporation is the world leader in high-power fiber lasers and amplifiers.  Founded in 1990, IPG pioneered the development and commercialization of optical fiber-based lasers for use in a wide range of applications such as materials processing, advanced, telecommunications and medical.  Fiber lasers have revolutionized the industry by delivering superior performance, reliability and usability at a lower total cost of ownership compared with conventional lasers, allowing end users to increase productivity and decrease operating costs.  IPG has its headquarters in Oxford, Massachusetts, and has additional plants and offices throughout the world.  For more information, please visit www.ipgphotonics.com.